UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2005

                        THE DOE RUN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEW YORK                File No. 333-66291            13-1255630
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

1801 Park 270 Drive, Suite 300, St. Louis, Missouri                     63146
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     (Address of principal executive offices)                         (zip code)

       Registrant's telephone number, including area code: (314) 453-7100

                                 Not Applicable
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          (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2005, Doe Run Peru S.R.L. ("Doe Run Peru"), an indirect subsidiary of The Doe Run Resources Corporation (the "Company"), entered into a modification and extension agreement (the "Amendment") with Banco de Credito del Peru to extend the term, and amend certain other provisions of, Doe Run Peru's revolving credit facility with Banco de Credito del Peru (the "BCP Revolving Credit Facility"). As previously reported on Form 8-K, the BCP Revolving Credit Facility had previously been extended through December 15, 2005.

The terms and conditions of the Amendment that are material to the Company are as follows:

The BCP Revolving Credit Facility will be extended until June 23, 2006.

As previously disclosed, Doe Run Peru has filed an application with the Peruvian Government seeking an extension to its environmental operating agreement, known as the PAMA. In the event that prior to June 23, 2006, Doe Run Peru has satisfied certain conditions relating to (a) the granting of the PAMA extension,
(b) obtaining the funds necessary to obtain the letter of guarantee required by the Peruvian Government in connection with the PAMA extension, and (c) demonstrating to Banco de Credito del Peru that it is diligently seeking replacement financing, Doe Run Peru will be eligible for an additional three month extension of the BCP Revolving Credit Facility through September 22, 2006.

In connection with the extended PAMA, Doe Run Peru will be required to create a trust account to administer the receipts and disbursements related to the PAMA project. Receipts from sales, in an amount sufficient to fund the monthly cash requirements of the extended PAMA project, will be required to be deposited in the PAMA trust account. Since this arrangement would previously have been prohibited under the BCP Revolving Credit Facility, in the Amendment, Doe Run Peru has committed that prior to February 13, 2006, Doe Run Peru will establish an Administration and Guarantee Trust Agreement over all of its accounts receivable resulting from the sale of its products in favor of Banco de Credito del Peru excluding those accounts receivable required to be deposited in the PAMA trust account following approval of the PAMA.

On January 17, 2006, the Company entered into the Fourth Amendment to the Amended and Restated Credit Agreement, by and between the Company, as borrower, and The Renco Group, Inc. ("Renco"), as agent and lender (the "Credit Amendment"). Under the terms of the Credit Amendment, the Company will be required to repay in the aggregate (i) at least $2,000,000 of principal plus all accrued and unpaid interest thereon no later than February 13, 2006; (ii) at least $4,000,000 of principal plus all accrued and unpaid interest thereon no later than March 13, 2006; (iii) at least $6,000,000 of principal plus all accrued and unpaid interest thereon no later than May 12, 2006; and (iv) at least $8,000,000 of principal (the principal amount currently outstanding under the Amended and Restated Credit Agreement) plus all accrued and unpaid interest thereon no later than June 16, 2006, in full satisfaction of the loan. All of the issued and outstanding stock of the Company is owned directly or indirectly by Renco.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE DOE RUN RESOURCES CORPORATION

                                    By: /s/ David A. Chaput
                                        ----------------------------------------
                                        David A. Chaput
                                        Chief Financial Officer
                                        (duly authorized officer and principal
                                        financial officer)

Dated: January 18, 2006